                                   Exhibit (f)

                                Power of Attorney

                  Each person whose signature appears below hereby constitutes and appoints the Chief Financial Officer and the Company Secretary of Rinker Group Limited, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead in any and all capacities the Registration Statement on Form F-6 for Rinker Group Limited relating to the registration of American Depositary Shares under the U.S. Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments) and any documents in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, granting unto each of said attorneys full power to act with or without the other, and full power and authority to do and perform, in his name and on his behalf, every act whatsoever which such attorneys, or any one of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ David Clarke                                              /s/ John Arthur
----------------------------------------                      ----------------
David Clarke                                                  John Arthur
(Director and Principal Executive Officer)                    Director

/s/ Tom Burmeister                                            /s/ Walter Revell
----------------------------------------                      ------------------
Tom Burmeister                                                Walter Revell
(Chief Financial Officer and                                  Director
Authorized Representative in the U.S.)

/s/ John Morschel
----------------------------------------
John Morschel
Director

/s/ Marshall Criser
----------------------------------------
Marshall Criser
Director

/s/ John Ingram
----------------------------------------
John Ingram
Director
